UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Sec. 13 or 15(d) of the
                        Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported):  September 25, 2003


     GS MORTGAGE SECURITIES CORP (as Depositor under the Trust Agreement, dated as of February 1, 2003 providing for the issuance of GSR Mortgage Loan Trust 2003-1 Mortgage Pass-Through Certificates, Series 2003-1)


                            GS MORTGAGE SECURITIES CORP
             (Exact name of registrant as specified in its charter)


           Delaware                333-100818-03               13-6357101
(State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation or organization)                           Identification No.)

                               85 Broad Street
                               New York, NY 10004
                    (Address of principal executive offices)

      Registrant's telephone number, including area code : (212) 902-1000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of GSR Mortgage Loan Trust 2003-1 Mortgage Pass-Through Certificates, Series 2003-1 pursuant to the terms of the Trust Agreement, dated as of February 1, 2003 among GS Mortgage Securities Corp., as depositor, ABN AMRO Mortgage Group, Inc., Cendant Mortgage Corporation, and National City Mortgage Co. as servicers, and JPMorgan Chase Bank, as trustee.


   On September 25, 2003 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7. Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on September 25, 2003 is filed as
               Exhibit 99.1 hereto.

                                       -2-
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GS MORTGAGE SECURITIES CORP
GSR Mortgage Loan Trust 2003-1 Mortgage Pass-Through Certificates, Series 2003-1
-------------------------------------------------------------------------------

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                   JPMORGAN CHASE BANK, not in its individual capacity but solely as Trustee under the Agreement referred to herein




Date:  October 3, 2003        By: /s/ Andreas Auer
                                  --------------------------------------------
                                   Andreas Auer
                                   Vice President


                                       -3-

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INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         September 25, 2003



                                  Exhibit 99.1

             Monthly Certificateholder Statement on September 25, 2003


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                                            GSR MORTGAGE LOAN TRUST 2003-1
                                            STATEMENT TO CERTIFICATEHOLDERS
                                                    September 25, 2003
-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              Original     Beginning                                                                                  Ending
                Face       Principal                                                       Realized      Deferred    Principal
Class          Value       Balance          Principal      Interest       Total            Losses        Interest     Balance
-----------------------------------------------------------------------------------------------------------------------------------
A1_1     115,000,000.00  69,185,287.00   8,832,411.22    246,703.20      9,079,114.42     0.00            0.00      60,352,875.78
A1_2     116,895,000.00           0.00           0.00          0.00              0.00     0.00            0.00               0.00
A1_3     330,102,000.00 268,918,397.70  34,330,967.97    968,106.23     35,299,074.20     0.00            0.00     234,587,429.73
A2        62,131,000.00  51,170,735.60   7,072,922.71    194,185.59      7,267,108.30     0.00            0.00      44,097,812.89
B1         6,427,000.00   6,386,362.52       7,039.95     25,741.46         32,781.41     0.00            0.00       6,379,322.57
B2         5,785,000.00   5,748,421.83       6,336.73     23,883.88         30,220.61     0.00            0.00       5,742,085.10
B3         2,571,000.00   2,554,743.73       2,816.20     10,872.20         13,688.40     0.00            0.00       2,551,927.53
B4         1,286,000.00   1,277,868.69       1,408.65      5,438.22          6,846.87     0.00            0.00       1,276,460.04
B5         1,285,000.00   1,276,875.03       1,407.55      5,433.99          6,841.54     0.00            0.00       1,275,467.48
B6         1,287,370.00   1,279,230.07       1,410.15      5,444.01          6,854.16     0.00            0.00       1,277,819.92
R                100.00           0.00           0.00          0.00              0.00     0.00            0.00               0.00
TOTALS   642,769,470.00 407,797,922.17  50,256,721.13  1,485,808.78     51,742,529.91     0.00            0.00     357,541,201.04
X1       561,997,000.00 338,103,684.71           0.00    221,215.97        221,215.97     0.00            0.00     294,940,305.53
X2        62,131,000.00  51,170,735.60           0.00     30,190.73         30,190.73     0.00            0.00      44,097,812.89

-----------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------    ---------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
---------------------------------------------------------------------------------------------------    ---------------------------
                                                                                                                    Current
                         Beginning                                                   Ending             Class      Pass-thru
Class     cusip         Principal       Principal       Interest       Total        Principal                      Rate (%)
---------------------------------------------------------------------------------------------------    ---------------------------
A1_1       36229RJF7   601.61119130    76.80357583   2.14524522    78.94882104     524.80761548         A1_1      4.279000 %
A1_2       36229RJG5     0.00000000     0.00000000   0.00000000     0.00000000       0.00000000         A1_2      1.679000 %
A1_3       36229RJH3   814.65243379   104.00109048   2.93274876   106.93383924     710.65134331         A1_3      4.320000 %
A2         36229RJJ9   823.59427017   113.83886804   3.12542193   116.96428997     709.75540213         A2        4.553828 %
B1         36229RJK6   993.67706862     1.09537109   4.00520616     5.10057725     992.58169753         B1        4.836830 %
B2         36229RJL4   993.67706655     1.09537252   4.12858773     5.22396024     992.58169404         B2        4.985830 %
B3         36229RJM2   993.67706340     1.09537145   4.22878257     5.32415403     992.58169195         B3        5.106830 %
B4         36228FMH6   993.67705288     1.09537325   4.22878694     5.32416019     992.58167963         B4        5.106830 %
B5         36228FMJ2   993.67706615     1.09536965   4.22878599     5.32415564     992.58169650         B5        5.106830 %
B6         36228FMK9   993.67708584     1.09537274   4.22878427     5.32415700     992.58171311         B6        5.106830 %
R          36228FML7     0.00000000     0.00000000   0.00000000     0.00000000       0.00000000         R         5.089594 %
TOTALS                 634.43884815    78.18778501   2.31157335    80.49935836     556.25106314         X1        0.785141 %
X1         36229RJN0   601.61119136     0.00000000   0.39362482     0.39362482     524.80761557         X2        0.708000 %
X2         36229RJP5   823.59427017     0.00000000   0.48592055     0.48592055     709.75540213
----------------------------------------------------------------------------------------------------  ---------------------------

If there are any questions or comments, please contact the Relationship Manager listed below.
                     --------------------------------------
                                 Belen Bautista
               JPMorgan Chase Bank - Structured Finance Services
                          4 New York Plaza, 6th Floor,
                            New York, New York 10004
                              Tel: (212) 623-4497
                              Fax: (212) 623-5930
                     ---------------------------------------
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Sec. 4.01(b)    Aggregate Schedule Principal Balance of Each Pool of Mortgage Loans
                                        Pool 1 Mortgage Loans                              311,590,066.46
                                        Pool 2 Mortgage Loans                               45,951,135.53

Sec. 4.01(c)    Available Distribution                                                      51,993,936.60
                                        Principal Distribution Amount                          437,177.29
                                        Principal Prepayment Amount                         49,819,543.83

Sec. 4.01(d)    Prepayments By Group
                                        Group 1 Prepayments                                 42,756,451.05
                                        Group 2 Prepayments                                  7,063,092.78

Sec. 4.01(e)    Principal Prepayments
                                        Class A1-1                                           8,749,142.56
                                        Class A1-2                                          34,007,308.49
                                        Class A1-3                                           5,617,790.28
                                        Class A2                                             7,063,092.78
                                        Class B1                                                     0.00
                                        Class B2                                                     0.00
                                        Class B3                                                     0.00
                                        Class B4                                                     0.00
                                        Class B5                                                     0.00
                                        Class B6                                                     0.00

Sec. 4.01(f)    Interest Payment
                                        Class A1-1
                                                              Accrued and Paid for Current Month                 246,703.20
                                                              Accrued and Paid from Prior Months                       0.00
                                        Class A1-2
                                                              Accrued and Paid for Current Month                       0.00
                                                              Accrued and Paid from Prior Months                       0.00
                                        Class A1-3
                                                              Accrued and Paid for Current Month                 968,106.23
                                                              Accrued and Paid from Prior Months                       0.00
                                        Class A2
                                                              Accrued and Paid for Current Month                 194,185.59
                                                              Accrued and Paid from Prior Months                       0.00
                                        Class X1
                                                              Accrued and Paid for Current Month                 221,215.97
                                                              Accrued and Paid from Prior Months                       0.00
                                        Class X2
                                                              Accrued and Paid for Current Month                  30,190.73
                                                              Accrued and Paid from Prior Months                       0.00
                                        Class B1
                                                              Accrued and Paid for Current Month                  25,741.46
                                                              Accrued and Paid from Prior Months                       0.00
                                        Class B2
                                                              Accrued and Paid for Current Month                  23,883.88
                                                              Accrued and Paid from Prior Months                       0.00
                                        Class B3
                                                              Accrued and Paid for Current Month                  10,872.20
                                                              Accrued and Paid from Prior Months                       0.00
                                        Class B4
                                                              Accrued and Paid for Current Month                   5,438.22
                                                              Accrued and Paid from Prior Months                       0.00
                                        Class B5
                                                              Accrued and Paid for Current Month                   5,433.99
                                                              Accrued and Paid from Prior Months                       0.00
                                        Class B6
                                                              Accrued and Paid for Current Month                   5,444.01
                                                              Accrued and Paid from Prior Months                       0.00

Sec. 4.01(g)    Trust Fees
                                        Servicer Fee Paid                                                        120,179.30
                                        Trustee Fee Paid                                                             849.58

Sec. 4.01(h)    Monthly Advances
                                        Current Period Advances                                                        0.00
                                        Current Period Reimbursed Advances                                             0.00
                                        Aggregate Unreimbursed Advances                                                0.00

Sec. 4.01(i)    Administrator Advances
                                        Current Period Advances                                                        0.00
                                        Current Period Reimbursed Advances                                             0.00
                                        Aggregate Unreimbursed Advances                                                0.00


Sec. 4.01(k)                            Number of Outstanding Mortgage Loans                                            784
                                        Balance of Outstanding Mortgage Loans                                357,541,201.99

Sec. 4.01(l)                             Number and Balance of Delinquent Loans
                                          Group 1
                                                                                    Principal
                                          Period                Number                Balance              Percentage
                                         0-29 days                     675           311,413,816.46                 99.94 %
                                         30-59 days                      0                     0.00                  0.00 %
                                         60-89 days                      1               176,250.00                  0.06 %
                                         90-119 days                     0                     0.00                  0.00 %

                                         120+ days                       0                     0.00                  0.00 %
                                         Total                     676               311,590,066.46                100.00 %
                                          Group 2
                                                                                    Principal
                                          Period                Number                Balance              Percentage
                                         0-29 days                     108            45,951,135.53                100.00 %
                                         30-59 days                      0                     0.00                  0.00 %
                                         60-89 days                      0                     0.00                  0.00 %
                                         90-119 days                     0                     0.00                  0.00 %
                                         120+ days                       0                     0.00                  0.00 %
                                          Total                        108            45,951,135.53                100.00 %
                                          Group Totals
                                                                                    Principal
                                          Period                Number                Balance              Percentage
                                         0-29 days                     783           357,364,951.99                 99.95 %
                                         30-59 days                      0                     0.00                  0.00 %
                                         60-89 days                      1               176,250.00                  0.05 %
                                         90-119 days                     0                     0.00                  0.00 %
                                         120+days                        0                     0.00                  0.00 %
                                          Total                        784           357,541,201.99                100.00 %


Sec. 4.01(l)                             Number and Balance of REO Loans
                                          Group 1
                                                               Principal
                                          Number               Balance                Percentage
                                                    0                    0.00        0.00%
                                           Group 2
                                                               Principal
                                          Number               Balance                Percentage
                                                     0                    0.00        0.00%
                                         Group Totals
                                                               Principal
                                          Number               Balance                Percentage
                                                    0                    0.00        0.00%


Sec. 4.01(l)                             Number and Balance of Loans in Bankruptcy
                                          Group 1
                                                               Principal
                                          Number               Balance                Percentage
                                                    0                    0.00        0.00%
                                          Group 2
                                                               Principal
                                          Number               Balance                Percentage
                                                    0                    0.00        0.00%
                                         Group Totals
                                                               Principal
                                          Number               Balance                Percentage
                                                    0                    0.00        0.00%

Sec. 4.01(m)                             Number and Balance of Loans in Foreclosure
                                          Group 1
                                                               Principal
                                          Number               Balance                Percentage
                                                    0                    0.00        0.00%
                                          Group 2
                                                               Principal
                                          Number               Balance                Percentage
                                                    0                    0.00        0.00%
                                         Group Totals
                                                               Principal
                                          Number               Balance                Percentage
                                                    0                    0.00        0.00%

Sec. 4.01(o)                            Aggregate Principal Payment
                                                              Scheduled Principal                                        437,177.29
                                                              Payoffs                                                 49,733,799.81
                                                              Prepayments                                                 85,744.02
                                                              Liquidation Proceeds                                             0.00
                                                              Condemnation Proceeds                                            0.00
                                                              Insurance Proceeds                                               0.00
                                                              Realized Losses                                                  0.00

                                                              Realized Losses Group 1                                          0.00
                                                              Realized Losses Group 2                                          0.00
                                                              Realized Gains                                                   0.00

Sec. 4.01(p)                            Aggregate Amount of Mortgage Loans Repurchased                                         0.00



Sec. 4.01(q)                            Aggregate Amount of Shortfall Allocated for Current Period
                                                              Class A1                                                         0.00
                                                              Class A2a                                                        0.00
                                                              Class A2b                                                        0.00
                                                              Class A2c                                                        0.00
                                                              Class X1                                                         0.00
                                                              Class X2                                                         0.00
                                                              Class B1                                                         0.00
                                                              Class B2                                                         0.00
                                                              Class B3                                                         0.00
                                                              Class B4                                                         0.00
                                                              Class B5                                                         0.00
                                                              Class B6                                                         0.00

Sec. 4.01(s) Group I
                                        Senior Percentage                                                               95.300000 %
                                        Senior Prepayment Percentage                                                   100.000000 %
                                        Subordinate Percentage                                                           4.700000 %
                                        Subordinate Prepayment Percentage                                                0.000000 %

Sec. 4.01(s) Group II
                                        Senior Percentage                                                               96.500000 %
                                        Senior Prepayment Percentage                                                   100.000000 %
                                        Subordinate Percentage                                                           3.500000 %
                                        Subordinate Prepayment Percentage                                                0.000000 %

Aggregate
                                        Beginning Balance                                                            407,797,923.11
                                        Ending Balance                                                               357,541,201.99
                                        Net Wac                                                                             5.11199
                                        Weighted Average Maturity                                                            349.94
Groups
                                        Net Wac Group 1                                                                     5.08959
                                        Net Wac Group 2                                                                     5.26183

                                        Wam Group 1                                                                          349.99
                                        Wam Group 2                                                                          349.64


                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.
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